EXHIBIT 3
                         AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(l) of the Exchange Act the statement dated January __, 1999, containing the information required by Schedule 13D, for the Ordinary Shares of Compagnie Generale de Geophysique held by CGG Investors, LLC, a Delaware limited liability company, and GF Ltd. Transaction Partnership, L.P.

Dated:  February 4, 2000




                    ENERGY FUND II GP, LLC

                    By: /s/ John J. MacWilliams
                       ----------------------------------------
                       Authorized Signatory*


                    BEACON ENERGY INVESTORS II, LP

                    By:   Energy Fund II GP, LLC

                          By: /s/ John J. MacWilliams
                             -------------------------------------
                             Authorized Signatory*


                    THE BEACON GROUP ENERGY INVESTMENT FUND II, L.P.

                    By:     Beacon Energy Investors II, LP
                            By:      Energy Fund II GP, LLC

                                     By: /s/ John J. MacWilliams
                                        ----------------------------
                                        Authorized Signatory*


                    CGG INVESTORS LLC

                    By:     The Beacon Group Energy Investment Fund II, L.P.
                            By:      Beacon Energy Investors II, LP
                                     By:      Energy Fund II GP, LLC

                                              By: /s/ John J. MacWilliams
                                                 ---------------------------
                                                 Authorized Signatory*


                    GF LTD. TRANSACTION PARTNERSHIP, L.P.

                    By:     Beacon Energy Investors II, LP
                            By:      Energy Fund II GP, LLC

                                     By: /s/ John J. MacWilliams
                                        -----------------------------
                                        Authorized Signatory*



-----------------------
* A Power of Attorney authorizing John MacWilliams to act on behalf of Energy Fund II GP, LLC is filed herewith as Exhibit 4.